Acquisitions and divestitures	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions and divestitures
3.	Acquisitions and divestitures

In November 2015, we closed on the sale of certain assets related to our Marzocchi mountain bike suspension product line to affiliates of Fox Factory Holding Corp.; and in December 2015, we closed on the sale of the Marzocchi motorcycle fork product line to an Italian company, VRM S.p.A. We recorded charges of $29 million in 2015 related to severance and other employee related costs, asset write-downs and other expenses related to the closure.

In March 2016, we completed the disposition of the Gijon, Spain plant and signed an agreement to transfer ownership of the manufacturing facility in Gijon to German private equity fund Quantum Capital Partners A.G. (QCP). The transfer to QCP was effective March 31, 2016 and under a three year manufacturing agreement, QCP will also continue as a supplier to Tenneco.

In April 2017, we sold our 49% equity interest in the Futaba-Tenneco U.K. joint venture entity which produces stamped metal parts to our partner in that joint venture, Futaba Industrial Co., Ltd.

In June 2017, we announced the closing of our Clean Air manufacturing plant in O’Sullivan Beach, Australia when General Motors and Toyota end vehicle production in the country, which occurred in October 2017. All related activities are expected to be completed by the first quarter of 2018.